                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                             -------------------------


                                      FORM 8-K


                                   CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): February 23, 1999


                            SANTA FE GAMING CORPORATION
                 (Exact Name of Registrant as Specified in Charter)


          NEVADA                          1-9481               88-0304348
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
     of Incorporation)                                      Identification No.)


          4949 NORTH RANCHO DRIVE
             LAS VEGAS, NEVADA                                 89130
   (Address of Principal Executive Offices)                 ( Zip Code)


     Registrant's telephone number, including area code:    (702) 658-4300


                                        NONE
           (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.   OTHER EVENTS.

     On February 24, 1999, Santa Fe Gaming Corporation, a Nevada corporation (the "Company"), issued a press release announcing that on February 23, 1999, its subsidiary Pioneer Finance Corp. filed for relief under Chapter 11 of the United States Bankruptcy Code with the Bankruptcy Court for the District of Nevada.

     A copy of the press release dated February 24, 1999 issued by the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.   EXHIBITS.

     The following exhibit is filed with this Current Report on Form 8-K.

EXHIBIT NO.    DESCRIPTION
-----------    -----------
99.1           Press Release of Santa Fe Gaming Corporation dated February 24,
               1999.


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

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SANTA FE GAMING CORPORATION



Date: February 25, 1999            By:  /s/ Thomas K. Land
                                        ----------------------------------------
                                        Thomas K. Land
                                        Senior Vice President and
                                        Chief Financial Officer


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